Exhibit 10.1
Seventh Amendment to Third Amended and Restated Credit Agreement
This Seventh Amendment to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of April 25, 2024 (the “Seventh Amendment Effective Date”), is among Permian Resources Operating, LLC, a Delaware limited liability company formerly known as Centennial Resource Production, LLC (the “Borrower”); each of the other undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto (including the New Lenders referenced below); and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S:
A.    The Borrower, any Parent from time to time party thereto, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of February 18, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    In connection with this Amendment, the Borrower and Lenders desire to add, and agree to the addition of, Goldman Sachs Bank USA and Morgan Stanley Bank, N.A. (collectively, the “New Lenders” and each a “New Lender”) as Lenders under the Credit Agreement as of the Seventh Amendment Effective Date.
C.    The parties hereto desire to enter into this Amendment to, among other things, (i) amend the Credit Agreement as set forth in Section 2 hereof, (ii) evidence the reaffirmation of the Borrowing Base at $4,000,000,000 as set forth in Section 3.1 hereof and (iii) increase the Aggregate Elected Revolving Commitment Amounts (as defined in the Credit Agreement after giving effect to this Amendment) from $2,000,000,000 to $2,500,000,000 as set forth in Section 3.2 hereof, in each case, as set forth herein and to be effective as of the Seventh Amendment Effective Date.
D.    The Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to enter into this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Seventh Amendment Effective Date in the manner provided in this Section 2.
2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Seventh Amendment” means that certain Seventh Amendment to Third Amended and Restated Credit Agreement dated as of the Seventh Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Seventh Amendment Effective Date” means April 25, 2024.
2.2    Amended and Restated Definitions. The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:
“Arrangers” means, collectively, JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Citibank, N.A., Fifth Third Bank, National Association, Mizuho Bank, Ltd., PNC Bank, National Association, BofA Securities, Inc. and Truist Securities, Inc., in each case, in their respective capacities as joint lead arrangers and joint bookrunners hereunder, and, (a) with respect to the Fifth Amendment, the Fifth Amendment Lead Left Arranger and JPMorgan Chase Bank, N.A. in their respective capacities as joint lead arrangers and joint bookrunners, (b) with respect to the Fifth Amendment, Citibank, N.A., Mizuho Bank, Ltd., PNC Bank, National Association, BofA Securities, Inc., Truist Securities, Inc., U.S. Bank National Association and Capital One, National Association, in their respective capacities as joint lead arrangers and (c) with respect to the Seventh Amendment, (i) JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC, in their respective capacities as joint lead arrangers and joint bookrunners and (ii) Truist Securities, Inc., Citibank, N.A., PNC Bank, National Association, Capital One, National Association, BofA Securities, Inc., U.S. Bank National Association, Mizuho Bank, Ltd., Fifth Third Bank, National Association and Canadian Imperial Bank of Commerce, New York Branch, in their respective capacities as joint lead arrangers.
“Co-Documentation Agents” means, collectively, U.S. Bank National Association, Capital One, National Association, Comerica Bank and Regions Bank, and, (a) with respect to the Fifth Amendment, collectively Fifth Third Bank, National Association, Comerica Bank, Regions Bank, Royal Bank of Canada and Canadian Imperial Bank of Commerce, New York Branch and (b) with respect to the Seventh Amendment, Comerica Bank, Regions Bank, Royal Bank of Canada, Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc.

“Co-Syndication Agents” means, collectively, Citibank, N.A., Fifth Third Bank, National Association, Mizuho Bank, Ltd., PNC Bank, National Association, BofA Securities, Inc. and Truist Bank, and, (a) with respect to the Fifth Amendment, Citibank, N.A., Mizuho Bank, Ltd., PNC Bank, National Association, BofA Securities, Inc., Truist Securities, Inc., U.S. Bank National Association and Capital One, National Association and (b) with respect to the Seventh Amendment, Truist Securities, Inc., Citibank, N.A., PNC Bank, National Association, Capital One, National Association, BofA Securities, Inc., U.S. Bank National Association, Mizuho Bank, Ltd., Fifth Third Bank, National Association and Canadian Imperial Bank of Commerce, New York Branch.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, any Intercreditor Agreement, each Fee Letter and the Security Instruments, in each case, as the same may be amended, modified, supplemented or restated from time to time.
“Secured Swap Provider” means any Person (other than the Borrower or any Subsidiary) that (a) is a Lender or an Affiliate of a Lender on the Effective Date and is a party to a Swap Agreement with the Borrower or any Restricted Subsidiary on the Effective Date, (b) hereafter enters into a Swap Agreement with the Borrower or any Restricted Subsidiary while such Person is a Lender or an Affiliate of a Lender, (c) is a Lender or an Affiliate of a Lender at the time any such Swap Agreement is assigned or transferred to it (by novation or otherwise) by another Secured Swap Provider, (d) any Person who was a Lender hereunder or under the Existing A&R Credit Agreement or an Affiliate of a Lender at the time when such Person entered into such Swap Agreement who is a counterparty to any such Swap Agreement with the Borrower or any Restricted Subsidiary or (e) J. Aron & Company LLC solely with respect to the Swap Agreements entered into by Colgate and its Subsidiaries prior to the date of the Seventh Amendment pursuant to the ISDA Master Agreement listed on Schedule 1.01(a) attached hereto. Any Person that at any time is a Secured Swap Provider with respect to a particular Secured Swap Agreement shall not thereafter cease to be a Secured Swap Provider with respect to such Secured Swap Agreement because such Person ceases to be a Lender or an Affiliate of a Lender, provided that (x) any such Person that ceases to be a Lender or an Affiliate of a Lender shall not be a Secured Swap Provider with respect to any Swap Agreement that it thereafter enters into while it is not a Lender or an Affiliate of a Lender, and (y) any Person that assigns or transfers a Secured Swap Agreement as contemplated in clause (c) of this definition shall cease to be a Secured Swap Provider with respect to such Secured Swap Agreement to the extent of such assignment or transfer.

2.3    Amendment to Section 5.04(b). Proviso (A) contained in Section 5.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(A) if such assignee is not already a Lender, the Borrower shall have received the prior written consent of the Administrative Agent, each Issuing Bank and the Swingline Lender, which consent shall not unreasonably be withheld or delayed,
2.4    Amendment to Section 9.02(l). The reference to “April 24, 2024” in Section 9.02(l) of the Credit Agreement is hereby deleted and replaced with a reference to “April 24, 2025”.
2.5    Amendment to Section 12.04(b). Section 12.04(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(b)     (i)    Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
2.6    Amendment to Section 12.11. The following sentence is hereby added immediately after the first sentence of Section 12.11 of the Credit Agreement:
Notwithstanding the foregoing, each of the Administrative Agent, the Issuing Bank and the Lenders may disclose the existence of this Agreement and Information consisting of (a) the identity of the Borrower and (b) the amount, tenor, and use of proceeds of the Facility to market data collectors, for league table purposes; provided, that, any other Information disclosed to such entities or for such purposes shall require the prior consent of the Borrower.
2.7    Replacement of Annex I to Credit Agreement. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto, and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement as of the Seventh Amendment Effective Date. After giving effect to this Amendment and any Loans made on the Seventh Amendment Effective Date, (a) each Lender (including the New Lenders) who holds Loans in an aggregate amount less than its Revolving Commitment Percentage of all Loans shall advance new Loans to the extent necessary so that each Lender’s Revolving Commitment Percentage equals the percentage of the Aggregate Elected Revolving Commitment Amount represented by such Lender’s Elected Revolving Commitment after giving effect to this Amendment, which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Revolving Commitment Percentage of all Loans, (b) each Lender’s (including the New Lenders’) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Revolving Commitment Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender (including the New Lenders) equals its Revolving Commitment Percentage of the aggregate Revolving Credit Exposure of all Lenders and (d) each Lender hereby waives any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.7.
Section 3.    Borrowing Base and Aggregate Elected Revolving Commitment Amounts.
3.1    Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and each of the Lenders hereby agree that, effective as of the Seventh Amendment Effective Date, the Borrowing Base is hereby reaffirmed at $4,000,000,000, and the Borrowing Base shall remain at $4,000,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge (a) that the reaffirmation of the Borrowing Base provided for in this Section 3.1 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about April 1, 2024 for the purposes of Section 2.07 of the Credit Agreement and (b) this Amendment shall constitute the New Borrowing Base Notice in respect thereof for purposes of Section 2.07(d) of the Credit Agreement.
3.2    Aggregate Elected Revolving Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and in connection with the Borrowing Base reaffirmation provided for in Section 3.1 hereof, the Administrative Agent, the Lenders and the Borrower agree that, effective as of the Seventh Amendment Effective Date, the Aggregate Elected Revolving Commitment Amounts shall be increased from $2,000,000,000 to $2,500,000,000 pursuant to Section 2.06 of the Credit Agreement.
Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the following:
4.1    Counterparts. The Administrative Agent shall have received counterparts of this Amendment from (a) each of the Credit Parties, (b) Lenders constituting Required Lenders, (c) each New Lender and (d) each Lender whose Revolving Commitment is increasing after giving effect to Sections 2.4 and 3.2 hereof.
4.2    Fees and Expenses. The Administrative Agent shall have received, to the extent invoiced, all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date (including all fees and other amounts due and payable to the Administrative Agent on account of the Lenders (including the New Lenders)).
4.3    Notes.     To the extent requested by a Lender (including the New Lenders), the Administrative Agent shall have received duly executed Notes payable to each Lender (including each New Lender) requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.

4.4    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Without limiting the generality of the provisions of Section 11.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Seventh Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 4 by and on behalf of the Borrower or any of its Subsidiaries shall be in form and substance satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall notify the Borrower and the Lenders of the Seventh Amendment Effective Date, and such notice shall be conclusive and binding.
Section 5.    New Lenders.     Effective as of the Seventh Amendment Effective Date, each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (c) from and after the Seventh Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 6.    Miscellaneous.
6.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. From and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the matters provided for in Sections 2 and 3, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the matters provided for in Sections 2 and 3.
6.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.
6.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic (e.g., .pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.

6.4    No Oral Agreement. This written Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.
6.5    Governing Law. This Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
6.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.7    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:    PERMIAN RESOURCES OPERATING, LLC,
a Delaware limited liability company

By:    /s/ Guy Oliphint
Name:    Guy Oliphint
Title:    Executive Vice President and Chief Financial Officer

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

GUARANTORS:    ATLANTIC EXPLORATION, LLC
CENTENNIAL RESOURCE MANAGEMENT, LLC
CL ENERGY, LLC
COLGATE II CORP, LLC
COLGATE ENERGY, LLC
COLGATE ENERGY DEVELOPMENT, LLC
COLGATE MINERALS, LLC
COLGATE PRODUCTION, LLC
COLGATE RANCH, LLC
COLGATE ROYALTIES, LP
HERMOSA RANCH LLC
PERMIAN RESOURCES MANAGEMENT, LLC
TREE SHAKER MINERALS, LLC
TUSKER MIDSTREAM, LLC
READ & STEVENS, INC.
EARTHSTONE OPERATING, LLC
SABINE RIVER ENERGY, LLC
EARTHSTONE PERMIAN LLC
INDEPENDENCE RESOURCES TECHNOLOGIES, LLC
EARTHSTONE ENERGY OPERATING, LLC
EARTHSTONE ENERGY ASSETS, LLC
EARTHSTONE OIL & GAS TEXAS, LLC
EARTHSTONE OIL & GAS NORTHERN DELAWARE, LLC
EARTHSTONE OIL & GAS HOLDINGS, LLC

By:    /s/ Guy Oliphint
Name:    Guy Oliphint
Title:    Executive Vice President and Chief Financial Officer

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:    /s/ Jo Linda Papadakis
Name:    Jo Linda Papadakis
Title:    Authorized Officer

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

WELLS FARGO BANK, N.A.,
as a Lender and Issuing Bank

By:    /s/ Michael Real
Name:    Michael Real
Title:    Managing Director

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

TRUIST BANK,
as a Lender and Issuing Bank

By:    /s/ Greg Krablin
Name:    Greg Krablin
Title:    Director

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

CITIBANK, N.A.,
as a Lender and Issuing Bank

By:    /s/ Jeff Ard
Name:    Jeff Ard
Title:    Vice President

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:    /s/ Danielle Hudek
Name:    Danielle Hudek
Title:    Vice President

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Cameron Breitenbach
Name:    Cameron Breitenbach
Title:    Director

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Kimberly Miller
Name:    Kimberly Miller
Title:    Director

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Bruce Hernandez
Name:    Bruce Hernandez
Title:    Senior Vice President

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Edward Sacks
Name:    Edward Sacks
Title:    Managing Director

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:    /s/ Jonathan Lee
Name:    Jonathan Lee
Title:    Managing Director

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:    /s/ Kevin A. James
Name:    Kevin A. James
Title:    Authorized Signatory

By:    /s/ Donovan C. Broussard
Name:    Donovan C. Broussard
Title:    Authorized Signatory

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

COMERICA BANK,
as a Lender

By:    /s/ Cassandra Lucas
Name:    Cassandra Lucas
Title:    Vice President

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

REGIONS BANK,
as a Lender

By:    /s/ Cody Chance
Name:    Cody Chance
Title:    Managing Director

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

ROYAL BANK OF CANADA,
as a Lender

By:    /s/ Kristan Spivey
Name:    Kirstan Spivey
Title:    Authorized Signatory

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

GOLDMAN SACHS BANK USA,
as a New Lender

By:    /s/ Andrew B. Vernor
Name:    Andrew B. Vernor
Title:    Authorized Signatory

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

MORGAN STANLEY BANK, N.A.,
as a New Lender

By:    /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

BARCLAYS BANK PLC,
as a Lender

By:    /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

BOKF, NA, dba BANK OF TEXAS,
as a Lender

By:    /s/ Drew Krittenbrink
Name:    Drew Krittenbrink
Title:    Vice President

Signature Page to Seventh Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

ANNEX I
ALLOCATION OF MAXIMUM CREDIT AMOUNT AND ELECTED
REVOLVING COMMITMENTS

Name of Lender	Revolving Commitment Percentage	Maximum Credit Amount	Elected Revolving Commitment
JPMorgan Chase Bank, N.A.	6.800000000%	$408,000,000.00	$170,000,000.00
Wells Fargo Bank, N.A.	6.800000000%	$408,000,000.00	$170,000,000.00
Truist Bank	6.500000000%	$390,000,000.00	$162,500,000.00
Citibank, N.A.	6.500000000%	$390,000,000.00	$162,500,000.00
PNC Bank, National Association	6.500000000%	$390,000,000.00	$162,500,000.00
Capital One, National Association	6.500000000%	$390,000,000.00	$162,500,000.00
Bank of America, N.A.	6.500000000%	$390,000,000.00	$162,500,000.00
U.S. Bank National Association	6.500000000%	$390,000,000.00	$162,500,000.00
Mizuho Bank, Ltd.	6.500000000%	$390,000,000.00	$162,500,000.00
Fifth Third Bank, National Association	6.500000000%	$390,000,000.00	$162,500,000.00
Canadian Imperial Bank of Commerce, New York Branch	6.500000000%	$390,000,000.00	$162,500,000.00
Comerica Bank	4.400000000%	$264,000,000.00	$110,000,000.00
Regions Bank	4.400000000%	$264,000,000.00	$110,000,000.00
Royal Bank of Canada	4.400000000%	$264,000,000.00	$110,000,000.00
Goldman Sachs Bank USA	4.400000000%	$264,000,000.00	$110,000,000.00
Morgan Stanley Bank, N.A.	4.400000000%	$264,000,000.00	$110,000,000.00
Barclays Bank PLC	3.800000000%	$228,000,000.00	$95,000,000.00
BOKF, NA dba Bank of Texas	2.100000000%	$126,000,000.00	$52,500,000.00
TOTAL	100.000000000%	$6,000,000,000.00	$2,500,000,000.00